Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 173 to Registration Statement No. 33-26305 on Form N-1A of our report dated May 26, 2011, relating to the financial statements and financial highlights of the BlackRock Money Market, BlackRock U.S. Treasury Money Market, BlackRock Municipal Money Market, BlackRock New Jersey Municipal Money Market, BlackRock North Carolina Municipal Money Market, BlackRock Ohio Municipal Money Market, BlackRock Pennsylvania Municipal Money Market, and BlackRock Virginia Municipal Money Market Portfolios (eight of the twenty-five portfolios constituting the BlackRock Funds), appearing in the Annual Report on Form N-CSR of BlackRock Funds for the year ended March 31, 2011, and to the references to us under the headings "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
July 27, 2011